Exhibit 99.18

SUBSERVICING AGREEMENT

Benchmark 2024-V5

Mortgage Trust Commercial Mortgage Pass-Through Certificates

Series 2024-V5

Dated as of January 1, 2024

By and Between

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

“Master Servicer”

and

BERKADIA COMMERCIAL MORTGAGE LLC,

“Subservicer”

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LIST OF EXHIBITS

Schedule I	Mortgage Loan Schedule
Exhibit “A”	Day One Report
Exhibit “B”	Inspection Reports
Exhibit “C”	Form of Quarterly Servicing Certification
Exhibit “D”	Remittance Reports
Exhibit “E”	Form of Performance Certification
Exhibit “F”	Form of Mortgagee Clause for Insurance Policies
Exhibit “G”	Form of Account Certification
Exhibit “H”	Form Monthly Accounts Certification

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THIS SUBSERVICING AGREEMENT dated as of January 1, 2024 is between Midland Loan Services, a Division of PNC Bank, National Association (together with its successors and assigns permitted under the PSA, the “Master Servicer” or “Midland”), and Berkadia Commercial Mortgage LLC, a Delaware limited liability company (together with its successors and permitted assigns hereunder, the “Subservicer”).

PRELIMINARY STATEMENT

Pursuant to the Pooling and Servicing Agreement (the “PSA”) dated as of January 1, 2024, among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Computershare Trust Company, N.A., as Trustee, Certificate Administrator, Paying Agent and Custodian, and BellOak, LLC, as Operating Advisor and Asset Representations Reviewer, with respect to the Benchmark 2024-V5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V5 (a copy of which has been delivered to the Subservicer), the Master Servicer shall be servicing the Mortgage Loans on behalf of the Trust.

The Master Servicer and the Subservicer desire to enter into an agreement whereby the Subservicer assumes and agrees to perform certain of the Master Servicer's servicing responsibilities with respect to the Mortgage Loans as more specifically set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals in the above Preliminary Statement which are made a contractual part hereof, and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01.      Defined Terms.

For purposes of this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA, and the following capitalized terms shall have the respective meanings set forth below.

“Accepted Subservicing Practices”: As defined in Section 2.01 hereof.

“Additional Subservicing Compensation”: As defined in Section 5.01 hereof.

“Agreement”: This Subservicing Agreement, as the same may be amended or modified by the parties from time to time.

“CREFC® Reporting Format”: The CREFC® Investor Reporting Package reporting and data format; provided, however, that if such format is no longer applicable or in existence, then

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such other commercial mortgage servicing industry standard reporting and data format reasonably approved by the Master Servicer.

“Day One Report”: With respect to each of the Mortgage Loans, the report setting forth the Periodic Payment for the current month and the amount of any unscheduled payments, Balloon Payments, Principal Prepayments, Prepayment Premiums and Yield Maintenance Charges for which the Subservicer has received notice, substantially in the form attached hereto as Exhibit “A” subject to any formatting changes reasonably requested by Master Servicer to accommodate electronic delivery or upload and Master Servicer's reporting obligations.

“Excluded Information”: As defined in the PSA.

“Indemnified Party”: As defined in Section 8.01(b) hereof.

“Inspection Reports”: The inspection reports substantially in the form attached hereto as Exhibit “B” subject to any formatting changes reasonably requested by Master Servicer to accommodate electronic delivery or upload and Master Servicer's reporting obligations.

“Master Servicer”: As defined in the first paragraph of this Agreement.

“Monthly Accounts Certification”: As defined in Section 3.01(u) of this Agreement subject to any formatting changes reasonably requested by Master Servicer to accommodate electronic delivery or upload and Master Servicer's reporting obligations.

“Mortgage Loan”: Each of the mortgage loans identified on the Mortgage Loan Schedule.

“Mortgage Loan Schedule”: The schedule of certain mortgage loans that is annexed to the Subservicer's signature page included herewith, which schedule sets forth certain information with respect to such mortgage loans, including, without limitation, the related Subservicing Fee Rate.

“PSA”: As defined in the above Preliminary Statement to this Agreement.

“Quarterly Servicing Certification”: The certification substantially in the form attached hereto as Exhibit “C” subject to any formatting changes reasonably requested by Master Servicer to accommodate electronic delivery or upload and Master Servicer's reporting obligations.

“Remittance Reports”: The remittance reports substantially in the form attached hereto as Exhibit “D” subject to any formatting changes reasonably requested by Master Servicer to accommodate electronic delivery or upload and Master Servicer's reporting obligations.

“Responsible Officer”: Any officer or employee of the Subservicer or the Master Servicer, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

“Subservicer”: As defined in the first paragraph of this Agreement.

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“Subservicer Accounts”: The Collection Accounts and the Servicing Accounts maintained by the Subservicer hereunder in the name of the Subservicer in trust for the Master Servicer on behalf of the Trustee in trust for the benefit of the Holders.

“Subservicer Remittance Date”: With respect to any Determination Date, the Business Day immediately following such Determination Date.

“Subservicer Termination Event”: Any subservicer termination event as set forth in Section 7.01 hereof.

“Subservicing Fee”: With respect to each Mortgage Loan and for any Distribution Date, that portion of the Servicing Fee payable by the Master Servicer to the Subservicer, which shall be an amount per calendar month equal to the product of the Subservicing Fee Rate and the Stated Principal Balance of such Mortgage Loan, as determined on the same basis as for the calculation of the Servicing Fee under the PSA.

“Subservicing Fee Rate”: The per annum rate for each Mortgage Loan as set forth in the related Mortgage Loan Schedule.

“Subservicing File”: With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan that are necessary or appropriate to enable the Subservicer to perform its obligations hereunder and any additional documents or information related thereto maintained or created in any form by the Subservicer, including, without limitation, all analysis, working papers, inspections reports, written communications with any Mortgagor, and all other information collected from or concerning any Mortgagor or the related Mortgaged Property in the Subservicer’s possession.

ARTICLE II.

RETENTION AND AUTHORITY OF SUBSERVICER

Section 2.01.     Servicing Standard; Commencement of Servicing Responsibilities.

The Master Servicer hereby engages the Subservicer to perform, and the Subservicer hereby agrees to perform, servicing with respect to all of the Mortgage Loans throughout the term of this Agreement, upon and subject to the terms, covenants and provisions hereof. The Subservicer shall perform its services hereunder in accordance with (a) applicable laws, (b) the terms and provisions of the Mortgage Loans, (c) the express terms hereof, the PSA, and with respect to any Serviced Companion Loan, the related Intercreditor Agreement (if applicable), (d) subject to Section 2.03(b) hereof, the reasonable directions and instructions of the Master Servicer (including, without limitation, the forms and report formats reasonably requested by the Master Servicer) and (e) all requirements pertaining to the performance of such services under the PSA and any applicable Intercreditor Agreement, including, without limitation, the Servicing Standard. The above-described servicing standards are herein referred to as “Accepted Subservicing Practices.”

Section 2.02.      Sub-Subservicing.

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To the extent necessary for the Subservicer to comply with applicable laws, or if otherwise consented to by the Master Servicer, the Subservicer may enter into any sub-subservicing agreement with a sub-subservicer that would permit such sub-subservicer to perform any or all of the Subservicer’s servicing responsibilities under this Agreement provided, however, that no such subservicer shall be a Prohibited Party, if such subservicer would be a Servicing Function Participant, at the time the related sub-servicing agreement is entered into. Notwithstanding any sub-subservicing agreement, the Subservicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-subservicing agreement to the same extent and under the same terms and conditions as if the Subservicer were servicing the Mortgage Loans alone. Any such sub-subservicing agreement must be consistent with the provisions of PSA Section 3.01(c).

Section 2.03.      Authority of Subservicer.

(a)          Except as otherwise provided herein and subject to the terms of this Agreement, any applicable Intercreditor Agreement and the Master Servicer's limitations of authority as Master Servicer under the PSA, in performing its obligations hereunder, the Subservicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate; provided, however, that the Subservicer shall not take any of the following actions with respect to any Mortgage Loan without obtaining the prior written consent of the Master Servicer (which consent may be in the form of an asset business plan approved in writing by the Master Servicer and shall be subject to the prior approval of the Special Servicer, any mezzanine lender, a Loan Specific Directing Holder, any Rating Agency, any Serviced Companion Loan Noteholder or the Directing Holder, if so required under the PSA or applicable Intercreditor Agreement, which approvals shall be requested by the Master Servicer and upon receipt of all approvals by Master Servicer, Subservicer shall proceed to close such transactions):

(i)                             the modification, waiver or amendment, whether or not material, of or with respect to any Mortgage Loan, including, without limitation, any forgiveness of principal, any change in the amount or timing of any payment of principal or interest, maturity, extension rights or prepayment provisions or the substitution, release or addition of any collateral for any Mortgage Loan or relate to any waiver of or granting of consent under a “due-on-sale” or “due-on-encumbrance” clause;

(ii)                         the granting or withholding of consent to any transfer of ownership of a Mortgaged Property or any transfer of any interest of an owner of a Mortgaged Property and entering into any assumption agreement in connection therewith;

(iii)                      the granting or withholding of consent to any request for approval to place subordinate financing on a Mortgaged Property;

(iv)                      the determination of whether or not to release proceeds of condemnation or casualty insurance to the Mortgagor under any Mortgage Loan;

(v)                         the waiver of any Penalty Charge or Yield Maintenance Charge under any Mortgage Loan;

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(vi)                      the waiver of any Penalty Charges in connection with any delinquent scheduled payment or Balloon Payment with respect to any Mortgage Loan;

(vii)                   any action to initiate, prosecute and manage foreclosure proceedings and other legal proceedings related thereto in connection with any Mortgage Loan;

(viii)                the permitting of or modification of a Mortgage Loan to permit a Principal Prepayment of a Mortgage Loan on a date other than its Due Date;

(ix)                        any action requiring the consent of, or consultation with, the Master Servicer, the Directing Holder, a Loan Specific Directing Holder, any Serviced Companion Loan Noteholder, the 17g-5 Information Provider, the Trustee, the Certificate Administrator, the Asset Representations Reviewer, the Operating Advisor, any Risk Retention Consultation Party, any Rating Agency or the Special Servicer under the PSA or any party under any Other Pooling and Servicing Agreement or any applicable Intercreditor Agreement;

(x)                           the granting or withholding of consent to any request for defeasance of any Mortgage Loan; provided, however, the Subservicer shall not process any defeasance request and shall promptly forward all such requests to the Master Servicer; the Master Servicer shall deal or communicate directly with the related Mortgagor in connection with any defeasance and the Subservicer shall not be entitled to any defeasance fees;

(xi)                        the granting of any consent, approval or direction regarding the termination of (A) the related property manager or the designation of any replacement property manager or (B) with respect to a hospitality property, the franchise or the designation of a new franchise;

(xii)                     the authorizing of any Servicing Transfer Event under PSA Section 3.23 and as defined in the definition of Servicing Transfer Event; provided, however, that if the Subservicer determines that a Servicing Transfer Event should occur, the Subservicer shall immediately provide to the Master Servicer notice of such event along with the Subservicer’s recommendation and supporting documentation and further provide to the Master Servicer additional information as the Master Servicer reasonably requests;

(xiii)                  any Major Decision or Special Servicer Non-Major Decision (subject to Special Servicer’s processing and/or consent rights pursuant to the PSA) or any Master Servicer Non-Major Decision; or

(xiv)                  any material servicing decisions such as loan modifications or determinations as to the manner or timing of enforcing remedies under the related Loan Documents.

(b)           Regardless of whether the consent or approval of the Master Servicer is required pursuant to this Agreement, the Subservicer shall take any action that is directed by the Master Servicer which relates to the Subservicer's obligations under this Agreement; provided, however,

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that the Subservicer shall not be obligated to take any such action to the extent that the Subservicer determines in its reasonable discretion that such action may cause (i) a violation of applicable laws, court orders or restrictive covenants with respect to any Mortgage Loan or Mortgaged Property or (ii) a violation of any term or provision of a Mortgage Loan.

ARTICLE III.

SERVICES TO BE PERFORMED

Section 3.01.      Services as Subservicer.

With respect to each Mortgage Loan subject to this Agreement, the Subservicer shall, in accordance with Accepted Subservicing Practices and subject to the supervision of the Subservicer by the Master Servicer, perform the following servicing activities on behalf of the Master Servicer:

(a)          the Subservicer shall perform the duties and obligations of the Master Servicer as the Master Servicer under PSA Sections 2.01(b)-(d), (f) and (g) (conveyance of mortgage loans), 2.03(d)-(g) (repurchase and substitution of loans and 15Ga-1 reporting), 3.01 (general servicing), 3.03 (collections), 3.04 (taxes, assessments, similar items and escrows), 3.05 (collection account), 3.07 (investment of funds), 3.08 (insurance), 3.09 (due-on sale/encumbrance enforcement) (subject to Section 2.03 hereof), 3.11 (release of mortgage files), 3.13 (collection of financial statements), 3.14 (access), 3.17 (additional obligations; inspections), 3.20 (lockbox, cash collateral and escrow accounts), 3.23 (servicing transfers), 3.24(b)-(c) (special instructions), 3.25 (certain rights and obligations), 3.26 (modifications, waivers, amendments and consents), 3.27 (intercreditor agreement), 3.28 (Directing Holder contact), 3.33 (joint mortgage loans), 4.04 (REMIC provisions), Article X (Exchange Act reporting and Regulation AB compliance); and Article XI (asset representations reviewer file review); provided, however, that:

(i)               no Subservicer shall have any obligation to make Advances, provided that the Subservicer shall promptly notify the Master Servicer in the event any Advance is required to be made or an expense of the Trust Fund is required to be incurred;

(ii)             Section 5.01 hereof shall control with respect to which fees or charges the Subservicer may retain under PSA Sections 3.06 and 3.12;

(iii)           PSA Section 3.07 shall only be applicable with respect to the Subservicer Accounts, whereby the Subservicer may invest funds in the Subservicer Accounts on the same terms as the Master Servicer may invest funds in a Collection Account or Servicing Account under the PSA;

(iv)           any reports, certifications and other documentation which are required to be provided by the Master Servicer to the Trustee, the Certificate Administrator, the Depositor, the Directing Holder, a Loan Specific Directing Holder, the Operating Advisor, any Mortgage Loan Seller, any Rating Agency, the 17g-5 Information Provider, the Special Servicer, the Asset Representations Reviewer, a Serviced Companion Loan Noteholder, any Risk Retention Consultation Party or any party to any Other Pooling and Servicing Agreement or Intercreditor Agreement, shall

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be provided by the Subservicer to the Master Servicer or as otherwise directed by the Master Servicer within the time set forth in this Agreement (or if no time is set forth, within one (1) Business Day prior to the date on which the Master Servicer is required to deliver such item to the applicable Person);

(v)             the Subservicer shall not be responsible for any mortgage loan pool-wide reporting, including, without limitation, preparing, signing and filing with the appropriate Person any reports, statements and information under PSA Section 4.02;

(vi)           no expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Subservicer Accounts to the extent such expense is not chargeable to the Master Servicer; and

(vii)         subject to Section 2.03(a)(xiii), the Subservicer shall not take any actions under and shall immediately forward to the Master Servicer any request which would qualify as a Major Decision, a Master Servicer Non-Major Decision, or a Special Servicer Non-Major Decision and provide written notice to the Master Servicer of issues arising with respect to Major Decisions, Master Servicer Non-Major Decisions or Special Servicer Non-Major Decisions.

(b)           the Subservicer shall promptly notify the Master Servicer in writing upon discovery or receipt of notice by the Subservicer of the occurrence of any event that causes, or with notice or the passage of time or both, would cause any Mortgage Loan to become a Specially Serviced Loan in accordance with the definition of “Specially Serviced Loan” set forth in the PSA;

(c)          the Subservicer shall promptly advise the Master Servicer of all material collection and customer service issues and furnish the Master Servicer with copies of all written communications regarding such issues between the Subservicer and any Mortgagor or any third party in connection with the Subservicer's obligations hereunder;

(d)          on or before 12:00 noon Central Time on each Subservicer Remittance Date, the Subservicer shall deliver to the Master Servicer the Remittance Reports which reflect activity with respect to the Mortgage Loans through and including the close of business on the date which is the Determination Date; and the Subservicer shall, to the extent necessary, deliver to the Master Servicer a follow-up report in similar format which reflects additional activity with respect to the Mortgage Loans through and including the date of any follow-up remittance. Such reports shall be delivered electronically or uploaded to the Master Servicer’s Website as directed by the Master Servicer;

(e)          on or before 12:00 noon Central Time on each Subservicer Remittance Date, the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, all amounts on deposit in the Collection Account maintained by the Subservicer as of the close of business on the date which is one (1) Business Day prior to such Subservicer Remittance Date; and the Subservicer shall remit to the Master Servicer within one (1) Business Day after receipt, any payments received by the Subservicer after such initial remittance; and each of the

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foregoing remittances of funds may be net of any Subservicing Fees due and payable to the Subservicer as payments in the nature of Additional Subservicing Compensation;

(f)           the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, any whole or partial Balloon Payments, unscheduled payments, Principal Prepayments, or any Yield Maintenance Charge and any interest thereon within one (1) Business Day after receipt; and on the date of such remittance, the Subservicer shall deliver to the Master Servicer the Remittance Reports relating to such remittance;

(g)         [reserved];

(h)         on a quarterly and annual basis each year, the Subservicer shall determine and analyze financial ratios and perform other financial analysis required under the CREFC® Reporting Format and on or before the date that is thirty (30) days after receipt of the related financial statements, prepare and deliver to the Master Servicer a report summarizing such analysis based upon the property operating statements with respect to the related Mortgaged Property and the financial statements of the related Mortgagor and each related guarantor collected by the Subservicer pursuant to PSA Section 3.13, which report shall be delivered electronically or uploaded to the Master Servicer’s Website as directed by the Master Servicer and shall be substantially in the form of the CREFC® Financial File included in the CREFC® Reporting Format (or in such other reporting format as reasonably requested by the Master Servicer);

(i)           the Subservicer shall prepare and deliver to the Master Servicer within seven (7) days of completion of any property inspection, any inspection reports summarizing the results of any property inspections performed by the Subservicer pursuant to PSA Section 3.17. Such reports shall be delivered electronically or uploaded to the Master Servicer’s Website as directed by the Master Servicer;

(j)           the Subservicer shall prepare and deliver to the Master Servicer the Day One Report on the first Business Day of each calendar month. Such reports shall be delivered electronically or uploaded to the Master Servicer’s Website as directed by the Master Servicer;

(k)          the Subservicer shall provide the Master Servicer with such reports and other information (in the Subservicer's possession or to the extent readily obtainable and as reasonably requested by the Master Servicer) with respect to the servicing of the Mortgage Loans by the Subservicer hereunder in order for the Master Servicer to perform its duties under the PSA;

(l)           the Subservicer shall (i) notify the Master Servicer in writing within five (5) Business Days after the Subservicer discovers or receives notice alleging a Defect or a Breach or receives a Repurchase Request, Repurchase Request Withdrawal, Repurchase or any Repurchase Request Rejection, and (ii) promptly provide to the Master Servicer a copy of any Repurchase Request, Repurchase Request Withdrawal, Repurchase or any Repurchase Request Rejection received by the Subservicer;

(m)        the Subservicer shall not prepare and/or provide any CREFC® Schedule AL File or any Schedule AL Additional File; provided, however, the Subservicer shall (i) promptly provide to the Master Servicer any documentation in the Subservicer’s possession reasonably requested by the Master Servicer in connection with the Master Servicer's preparation and compilation of any

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CREFC® Schedule AL File or any Schedule AL Additional File and (ii) cooperate with the Master Servicer in connection with the Master Servicer's preparation and compilation of any CREFC® Schedule AL File or any Schedule AL Additional File;

(n)         with respect to letters of credit, if any, as the Master Servicer is required to hold original letters of credit under the PSA, the Subservicer shall hold such original letters of credit if the Subservicer has (i) a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion, or (ii) outsourced such responsibility to a third party vendor, which vendor shall be satisfactory to the Master Servicer, who has a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion;

(o)         upon the Master Servicer receiving notice that a Mortgage Loan has become an Excluded Controlling Class Loan under the PSA, the Master Servicer shall forward such notice to the Subservicer, then the Subservicer (prior to delivering any Excluded Information to the Master Servicer) shall mark or label such information as “Excluded Information” and comply with all the requirements set forth in the PSA with respect to such Excluded Controlling Class Loan;

(p)          if the Subservicer receives a Form ABS Due Diligence-15E from any Person in connection with any third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) provided by such Person with respect to the Subserviced Mortgage Loans, the Subservicer shall promptly forward such Form ABS Due Diligence-15E to the Master Servicer;

(q)         with respect to any request for materials by the Asset Representations Reviewer or a related Other Asset Representations Reviewer pursuant to PSA Article XI regarding the Mortgage Loans, the Subservicer shall (i) promptly provide to the Master Servicer any documentation in the Subservicer’s possession reasonably requested by the Master Servicer and (ii) cooperate with the Master Servicer in order for the Master Servicer to comply with its related obligations under the PSA;

(r)           in addition to Subservicer’s reporting obligations set forth in Section 3.01, the Subservicer shall prepare and deliver to the Master Servicer by mutually agreeable electronic means, on a quarterly basis starting for the quarter ending June of 2024, within thirty (30) days of the end of such quarter (or if such day is not a Business Day, then the immediately preceding Business Day), the Quarterly Servicing Certification in the form of Exhibit “C” attached hereto. Promptly following any request by the Master Servicer, to the extent any exceptions are listed on the Quarterly Servicing Certification, the Subservicer shall provide any additional information as reasonably requested by the Master Servicer;

(s)          with respect to all servicing responsibilities of the Master Servicer under the PSA which are not being performed by the Subservicer hereunder, the Subservicer shall (i) reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities, (ii) promptly provide to the Master Servicer any documentation in the Subservicer's possession reasonably requested by the Master Servicer and (iii) cooperate with the Master Servicer in order for the Master Servicer to comply with its related obligations under the PSA;

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(t)           the creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit “G” attached hereto and a copy of such certification shall be furnished to the Master Servicer (at the email addresses as provided in Section 8.04) on or prior to the third Business Day after the Closing Date and hereafter to the Master Servicer upon any transfer of the Servicing Account; and

(u)         no later than the twenty-fifth (25th) day of each month (or if such day is not a Business Day, then the immediately preceding Business Day), the Subservicer shall deliver to the Master Servicer a certification in the form of Exhibit “H” with respect to the Subservicer Accounts (“Monthly Accounts Certification”). Promptly following any request by the Master Servicer or, to the extent any exceptions are listed on the Monthly Accounts Certification, not later than the date such Monthly Accounts Certification is delivered to the Master Servicer, the Subservicer shall provide a reconciliation of the Subservicer Accounts (as applicable), together with a copy of the related bank statements and, promptly following any request by the Master Servicer, any additional information as reasonably requested by the Master Servicer with respect to such reconciliation and/or related bank statements.

Section 3.02.       Portfolio Manager.

(a)          The Subservicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Master Servicer and to provide assistance to the Master Servicer consistent with the Master Servicer's supervisory authority over the Subservicer hereunder.

(b)          The Master Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Subservicer and to provide to the Subservicer information, materials and correspondence relating to the Mortgage Loans and the related Mortgagors which may be necessary or appropriate to enable the Subservicer to perform its obligations hereunder.

Section 3.03.       Maintenance of Errors and Omissions and Fidelity Coverage.

(a)          The mortgagee clause to be used in maintaining any property-level insurance required under PSA Section 3.08 shall be as set forth in Exhibit “F” hereto, which may be amended from time-to-time by the Master Servicer.

(b)          The Subservicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a fidelity bond and an errors and omissions insurance policy covering the Subservicer's officers and employees acting on behalf of the Subservicer in connection with its activities under this Agreement in form and amount which satisfies the fidelity bond and errors and omissions insurance policy requirements under PSA Section 3.08(d). The Subservicer shall cause to be delivered to the Master Servicer from time to time upon the Master Servicer's request a certificate of insurance or other evidence of such bond and insurance. The Subservicer shall promptly notify or cause its insurer to notify the Master Servicer of any material change to such fidelity bond or errors and omissions insurance.

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Section 3.04.      Delivery and Possession of Servicing Files.

The Subservicer hereby acknowledges receipt of the Subservicing Files. The contents of each Subservicing File delivered to the Subservicer are and shall be held in trust by the Subservicer for the benefit of the Trust Fund as the owner thereof; the Subservicer's possession of the contents of the Subservicing File so delivered is for the sole purpose of servicing the related Mortgage Loan; and such possession by the Subservicer shall be in a custodial capacity only. The Subservicer shall release its custody of the contents of the Subservicing File only in accordance with written instructions from the Master Servicer, and upon request of the Master Servicer, the Subservicer shall deliver to the Master Servicer the Subservicing File or a copy of any document contained therein.

Section 3.05.      Annual Compliance Statements.

(a)          The Subservicer shall, on or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 24, 2025, deliver to the Master Servicer an Officer’s Certificate in a form that satisfies the requirements of PSA Section 10.11 (or such other form, similar in substance, as may be acceptable to the Depositor and the Master Servicer) stating, as to the signer thereof, that (i) a review of such Subservicer’s activities during the preceding calendar year or portion thereof and of such Subservicer’s performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, such Subservicer has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Officer’s Certificate shall be provided in EDGAR-Compatible Format, or in such other format agreed upon by the Master Servicer and Subservicer. Subservicer shall cooperate with the Master Servicer and/or the Depositor if any party consults with the Subservicer as to the nature of any failures by the Subservicer with respect to the Mortgage Loans in the fulfillment of any of the Subservicer’s obligations hereunder. In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust (or, if applicable, the trust for any Other Securitization) for the preceding calendar year, the Subservicer shall not be required to deliver such Officer’s Certificate until April 1 of such year.

(b)     In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, Subservicer shall provide an annual statement of compliance pursuant to this Section 3.05 with respect to the period of time that Subservicer was subject to this Agreement.

Section 3.06.      Annual Reports on Assessment of Compliance with Servicing Criteria.

(a)          On or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 24, 2025, the Subservicer, at its own expense, shall furnish to the Master Servicer a report substantially in a form that satisfies the requirements of PSA Section 10.12 on an assessment of compliance with the Servicing Criteria applicable to it that complies in all material respects with the requirements of Item 1122 of Regulation AB and contains (i) a statement by Subservicer of its responsibility for assessing compliance with the Relevant Servicing Criteria,

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(ii) a statement that Subservicer used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such Subservicer’s assessment of compliance with the Relevant Servicing Criteria as of and for the period ending the end of the fiscal year covered by Form 10-K, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (iv) a statement that a registered public accounting firm has issued an attestation report on Subservicer’s assessment of compliance with the Relevant Servicing Criteria as of and for such period. Such report shall be provided in EDGAR-Compatible Format, or in such other format agreed upon by the Master Servicer and Subservicer.

(b)         Each such report shall be addressed to the Master Servicer and signed by an authorized officer of Subservicer, and shall address the Relevant Servicing Criteria set forth in PSA Section 10.12 and PSA Schedule II. Subservicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Subservicer as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria.

(c)          In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust (or, if applicable, the trust for any Other Securitization) for the preceding calendar year, the Subservicer shall not be required to deliver such assessments until April 1 of such year.

(d)         Subservicer hereby acknowledges and agrees that the Relevant Servicing Criteria set forth in PSA Section 10.12 and PSA Schedule II is appropriately set forth with respect to Subservicer.

(e)          In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, Subservicer shall provide an annual assessment of compliance pursuant to this Section 3.06, coupled with an attestation as required in Section 3.07 with respect to the period of time that Subservicer was subject to this Agreement.

Section 3.07.      Annual Independent Public Accountants’ Attestation Report.

(a)          On or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 24, 2025, the Subservicer shall, at its own expense, cause a registered public accounting firm and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Master Servicer to the effect that (i) it has obtained a representation regarding certain matters from the management of Subservicer, which includes an assertion that Subservicer has complied with the Relevant Servicing Criteria applicable to it and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is issuing an opinion as to whether Subservicer’s assessment of compliance with the Relevant Servicing Criteria applicable to it was fairly stated in all material respects. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Each such related accountant’s attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Such report must be available for general use and not contain restricted use language. Such report shall be provided

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in EDGAR-Compatible Format, or in such other format agreed upon by the Master Servicer and Subservicer.

(b)         Subservicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Subservicer as to the nature of any defaults by Subservicer in the fulfillment of Subservicer's obligations hereunder.

(c)          In any year that the Subservicer has received written confirmation from the Depositor (or, in the case of an Other Securitization, the related Other Depositor) or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust (or, if applicable, the trust for any Other Securitization) for the preceding calendar year, the Subservicer shall not be required to deliver such report until April 1 of such year.

Section 3.08.      Sarbanes-Oxley Certification.

(a)          On or before the fifth (5th) Business Day preceding March 1st of each year, commencing February 24, 2025, the Subservicer shall provide to the Master Servicer (for delivery to the Certifying Person), a Performance Certification in the form attached hereto as Exhibit “E”, or if the Subservicer is a Servicing Function Participant under the PSA, then in the form attached as PSA Exhibit T, on which the Master Servicer, the Certifying Person, the entity for which the Certifying Person acts as an officer (if the Certifying Person is an individual), and each entity’s officers, directors and Affiliates (collectively the “Certification Parties”) can reasonably rely. In addition, Subservicer shall execute a reasonable reliance certificate to enable the Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.05 hereof, (ii) annual report on assessment of compliance with servicing criteria provided pursuant to Section 3.06 hereof and (iii) accountant’s report provided pursuant to Section 3.07 hereof, and shall include a certification in the Performance Certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of the Subservicer to enable such accountants to render the certificates provided for in Section 3.07 hereof. In the event the Subservicer is terminated or resigns pursuant to the terms of this Agreement, the Subservicer shall provide a certification to the Master Servicer for delivery to the Certifying Person pursuant to this Section 3.08 with respect to the period of time it was subject to this Agreement. Each such Performance Certification shall be provided in EDGAR-Compatible Format, or in such other format agreed upon by the Master Servicer and the Subservicer.

(b)         Notwithstanding anything to the contrary contained in this Section 3.08, with respect to each year in which the Trust is not subject to the reporting requirements of the Exchange Act, Subservicer shall not be required to deliver any certification under this Section 3.08.

Section 3.09.      Delivery of Mortgage Loan Purchase Agreement.

Following the Master Servicer's receipt of the Mortgage Loan Purchase Agreements from the Depositor, the Master Servicer shall provide a copy of such Mortgage Loan Purchase Agreements to the Subservicer.

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ARTICLE IV.

PRESERVATION OF THE REMICS.

The Subservicer shall not take any action (whether or not authorized hereunder) as to which the Master Servicer has advised the Subservicer in writing that it or the Trustee has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. Subservicer shall fully cooperate with the Master Servicer in connection with avoiding (i) the imposition of a tax on any portion of the Trust Fund, or (ii) the failure of any Trust REMIC to qualify as a REMIC.

ARTICLE V.

SUBSERVICER'S COMPENSATION AND EXPENSES

Section 5.01.      Subservicing Compensation.

(a)          As compensation for its activities hereunder, the Subservicer shall be entitled to receive the Subservicing Fee. Anything herein to the contrary notwithstanding, the Subservicer shall be paid such Subservicing Fee at such times as, and only to the extent that, the Master Servicer receives the Servicing Fee with respect to each Mortgage Loan under the PSA. Except as provided below, any reductions in the Servicing Fee that may be required under the PSA with respect to Prepayment Interest Shortfalls shall not affect the amount of the Subservicing Fee payable to the Subservicer and, consequently, the Subservicer shall not be entitled to any Prepayment Interest Excess; provided, however, that in the event of a breach of Section 2.03(a)(viii) of this Agreement by the Subservicer, on or before 1:00 p.m. New York City time on the Subservicer Remittance Date following such breach, the Subservicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, the amount as of any Distribution Date equal to the aggregate amount of any Prepayment Interest Shortfall incurred in connection with Principal Prepayments received in respect of the Mortgage Loans. If such Prepayment Interest Shortfall is not remitted to the Master Servicer by 1:00 p.m. New York City time on the Subservicer Remittance Date, then the Subservicer shall also remit to the Master Servicer the Prepayment Interest Shortfall and full interest on such Prepayment Interest Shortfall at the Reimbursement Rate from and including such Subservicer Remittance Date but excluding the date that such Prepayment Interest Shortfall is received by the Master Servicer.

(b)         The Subservicer shall also be entitled to retain, with respect to each related Mortgage Loan, as additional subservicing compensation (the “Additional Subservicing Compensation”), the following: (i) to the extent the Master Servicer is entitled to retain such amounts under the PSA and any applicable Intercreditor Agreement and actually received such amounts, any Net Default Interest and any other Penalty Charges (to the extent the Subservicer is performing the related collection work and, to the extent not required to be offset against with respect to the related Mortgage Loan under PSA Section 3.12 (1) interest on Advances or (2) certain additional Trust expenses), all amounts collected for checks returned for insufficient funds relating to the Subservicer Accounts, all charges for beneficiary statements to the extent such beneficiary statements were prepared by the Subservicer, 50% of the Master Servicer’s share of any Assumption Fees, processing fees or assumption application fees and 50% of the Master

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Servicer’s share of any and all Modification Fees, loan service transaction fees and waiver, consent and earnout fees, review fees and similar fees; and (ii) subject to PSA Section 3.07, any investment income earned on deposits in the related Subservicer Accounts; provided, however, that the Subservicer shall be required to promptly remit to the Master Servicer any amounts received from or on behalf of any Mortgagor which the Subservicer is not entitled to retain under this paragraph.

Notwithstanding the foregoing, the Subservicer shall not be entitled to any additional servicing compensation in the form of fees earned with respect to the processing of any Major Decision, Master Servicer Non-Major Decision or Special Servicer Non-Major Decision performed by the Master Servicer or the Special Servicer, as applicable; provided, however, if the Subservicer processes any Major Decision, Master Servicer Non-Major Decision or Special Servicer Non-Major Decision following approval of such decision by the Master Servicer or the Special Servicer, as applicable, the Subservicer shall be entitled to the applicable fee as described above.

(c)          Except as otherwise provided herein or in the PSA, the Subservicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

ARTICLE VI.

THE MASTER SERVICER AND THE SUBSERVICER

Section 6.01.      Subservicer Not to Assign; Merger or Consolidation of the Subservicer.

(a)          Except as otherwise provided in Section 6.01(b) hereof, or in Sections 2.02 or 3.02 hereof, the Subservicer shall not assign this Agreement for any reason or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Master Servicer, whose consent shall not be unreasonably withheld, and the prior written consent of the Depositor, whose consent shall not be unreasonably withheld, conditioned or delayed.

(b)         The Subservicer shall not resign from its obligations and duties hereunder without giving the Master Servicer sixty (60) days prior written notice thereof or such lesser notice as may be acceptable to the Master Servicer to enable the Master Servicer to assume all of the Subservicer's rights, powers, duties and obligations under this Agreement; provided, however, that only fifteen (15) days prior written notice shall be required in connection with a resignation of the Subservicer as a result of the Master Servicer's failure to consent to any matters set forth in this Section 6.01.

(c)          The Subservicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Subservicer shall be a party, or any Person succeeding to the business of the Subservicer, shall be the successor of the Subservicer hereunder, and shall be deemed to have assumed all of the liabilities of the Subservicer hereunder, provided that, in any such case, the Subservicer meets the requirements of the PSA and has obtained the prior written consent of the Master Servicer whose consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Subservicer may not remain the Subservicer under this Agreement after (x)

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being merged or consolidated with or into any Person that is a Prohibited Party or (y) transferring all or substantially all of its assets to any Person if such Person is a Prohibited Party, except to the extent (i) the Subservicer is the surviving entity of such merger, consolidation or transfer and has been and continues to be in compliance with its Regulation AB reporting obligations hereunder or (ii) the Master Servicer consents to such merger, consolidation or transfer. Upon written demand by the Master Servicer, such successor shall be required to promptly execute and deliver to the Master Servicer an agreement which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Subservicer under this Agreement from and after the date of such agreement. Notwithstanding anything to the contrary, the Subservicer shall promptly notify the Master Servicer, the Certificate Administrator and the Trustee in the event the Subservicer becomes an Affiliate of the Trustee.

Section 6.02.      Liability and Indemnification of the Subservicer and the Master Servicer.

(a)          Neither the Subservicer nor any of the partners, directors, officers, shareholders, members, managers, employees or agents of the Subservicer (the “Subservicer Parties”) shall be under any liability to the Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement (including actions taken or not taken at the direction of the Master Servicer), or for errors in judgment; provided, however, that this provision shall not protect the Subservicer or any of the directors, members, managers, officers, employees or agents of the Subservicer against any breach of its representations, warranties or covenants made herein, or against any expense or liability specifically required to be borne by Subservicer without right of reimbursement pursuant to the terms hereof, or against any specific liability imposed on the Subservicer pursuant to Section 2.01 hereof, for a breach of the Accepted Subservicing Practices, or against any liability which would otherwise be imposed on the Subservicer by reason of the Subservicer’s willful misconduct, bad faith, fraud or negligence in the performance of its obligations and duties hereunder or by reason of its negligent disregard of its obligations and duties hereunder. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. The Subservicer Parties may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(b)         The Subservicer Parties shall be indemnified and held harmless by the Master Servicer against any loss, liability, or expense (including legal fees and expenses (including any such expenses incurred in enforcing this indemnity)) (collectively, the “Losses”) incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement by reason of (i) willful misconduct, bad faith, fraud or negligence in the performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder by the Master Servicer; (ii) any breach by the Master Servicer of a representation or warranty made by it herein or (iii) that may be imposed on, incurred by or asserted against it in connection with, related to, or arising out of, this Agreement, the Mortgage Loans, the transactions contemplated by this Agreement, other than any Losses (A) that are specifically required to be borne by Subservicer without right of reimbursement pursuant to the terms hereof or (B) incurred by reason of a breach of any representation or warranty by Subservicer, or by reason of the willful

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misconduct, bad faith or negligence of Subservicer in the performance of its respective obligations and duties hereunder or negligent disregard of its respective obligations and duties under this Agreement; provided, however, that the indemnification under clause (iii) above shall be strictly limited to any actual amount of indemnification received by the Master Servicer under the PSA as a result of pursuing the Trust on behalf of the Subservicer for such indemnification.

(c)          The Master Servicer and any partners, directors, officers, shareholders, members, managers, employees or agents of the Master Servicer shall be indemnified and held harmless by the Subservicer against any Losses incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement by reason of (i) willful misconduct, bad faith, fraud or negligence by the Subservicer in the performance of its obligations and duties hereunder or under the PSA or by reason of negligent disregard of such obligations and duties; or (ii) any breach by the Subservicer of a representation or warranty made by it herein. The Master Servicer and any partners, directors, officers, shareholders, members, managers, employees or agents of the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(d)         The Subservicer shall indemnify and hold harmless the Master Servicer, each Certification Party, the Depositor, each Other Depositor and any employee, director, officer or Affiliate of the Master Servicer, the Depositor or any Other Depositor, and each other person, if any, who controls the Depositor or any Other Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses (including without limitation reasonable attorney's fees and expenses related to the enforcement of this indemnity and the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation) incurred by such indemnified party arising out of (i) a breach of the Subservicer’s obligation to provide any of the annual compliance statements or annual assessment of compliance with the Servicing Criteria or attestation reports pursuant to this Agreement and, if the Subservicer is a Servicing Function Participant, the PSA, (ii) the negligence, bad faith or willful misconduct on the Subservicer’s part in the performance of such obligations under this Agreement, and if the Subservicer is a Servicing Function Participant, the PSA, (iii) any failure by Subservicer to identify itself (or any sub-subservicer the Subservicer enters into a sub-subservicing agreement with pursuant to Section 2.02 hereof) as a Servicing Function Participant pursuant to the PSA, (iv) any failure by Subservicer to identify a Servicing Function Participant under the PSA or (v) any Deficient Exchange Act Deliverable.

In addition, the Subservicer shall cooperate (and require each Servicing Function Participant and Additional Servicer retained by it to cooperate under any applicable sub-subservicing agreement) with the Depositor or any Other Depositor, as applicable, and the Master Servicer as necessary for the Depositor or any Other Depositor, as applicable, and the Master Servicer to conduct any reasonable due diligence necessary to evaluate and assess any material instances of non-compliance disclosed in any of the deliverables required by the applicable Reporting Requirements.

In connection with comments provided to the Depositor from the Commission or its staff regarding information (x) delivered by the Subservicer, (y) regarding the Subservicer, and (z)

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prepared by the Subservicer or any registered public accounting firm, attorney or other agent retained by the Subservicer to prepare such information, which information is contained in a report filed by the Depositor under the Reporting Requirements and which comments are received subsequent to the Depositor's filing of such report, upon receipt of such comments from the Depositor, the Master Servicer shall promptly provide to the Subservicer any such comments which relate to the Subservicer. Subservicer shall be responsible for timely preparing a written response to the Commission or its staff for inclusion in the Depositor’s or the Master Servicer's, as applicable, response to the Commission or its staff, unless Subservicer elects, with the consent of the Depositor and the Master Servicer (which consent shall not be unreasonably denied, withheld or delayed), to directly communicate with the Commission or its staff and negotiate a response and/or resolution with the Commission or its staff; provided that if the Subservicer (or a sub-subservicer retained by the Subservicer) is a Servicing Function Participant or an Additional Servicer, the Subservicer shall provide copies to the Master Servicer of all material communications pursuant to this paragraph. If such election is made, the Subservicer shall be responsible for directly negotiating such response and/or resolution with the Commission or its staff in a timely manner; provided, that (i) Subservicer shall use reasonable efforts to keep the Depositor and the Master Servicer informed of its progress with the Commission or its staff and copy the Depositor and the Master Servicer on all correspondence with the Commission or its staff and provide the Depositor and the Master Servicer with the opportunity to participate (at the Depositor's or Master Servicer's, as applicable, expense) in any telephone conferences and meetings with the Commission or its staff and (ii) the Master Servicer shall cooperate with the Subservicer in order to authorize the Subservicer and its representatives to respond to and negotiate directly with the Commission or its staff with respect to any comments received from the Commission or its staff relating to Subservicer and to notify the Commission or its staff of such authorization. The Master Servicer and the Subservicer shall cooperate and coordinate with each other with respect to any requests made to the Commission or its staff for any extension of time for submitting a response or compliance. All reasonable out-of-pocket costs and expenses incurred by the Depositor and the Master Servicer (including reasonable legal fees and expenses of outside counsel to the Depositor and the Master Servicer) in connection with the foregoing (other than those costs and expenses required to be at the Depositor's expense as set forth above) and any amendments to any reports filed with the Commission or its staff related to the foregoing shall be promptly paid by the Subservicer upon receipt of an itemized invoice from the Depositor and/or the Master Servicer, as applicable. The Subservicer shall use commercially reasonable efforts to cause any Servicing Function Participant or Additional Servicer retained by it to comply with the foregoing by inclusion of similar provisions in the related sub-subservicing or similar agreement. Upon resolution with the Commission, and subject to the reimbursement of any applicable expenses under PSA Section 10.14, Subservicer shall promptly provide to each Other Depositor and the Master Servicer the appropriate revised reports, updated or revised information contained in any report filed by the Other Depositor under the Reporting Requirements, or any updated or revised material communications in connection with the response and/or resolution with the Commission or its staff, if and to the extent such reports, information and/or communications relate to information that was previously provided to the Other Depositor and would reasonably be expected to be contained in a report filed by the Other Depositor under the Reporting Requirements of an Other Pooling and Servicing Agreement.

If the indemnification provided for in, or contemplated by, this Section 6.02(d) is unavailable or insufficient to hold harmless the Master Servicer, the Special Servicer, the Trustee,

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the Custodian, the Operating Advisor, any Certification Party, the Depositor, any Other Depositor or any employee, director, officer or Affiliate of any of the foregoing, and each other person, if any, who controls the Depositor or any Other Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, then the Subservicer shall contribute to the amount paid or payable to the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations pursuant to PSA Article X, this Agreement or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith. The Subservicer shall cause any sub-subservicer with which it enters into a servicing relationship with respect to the Mortgage Loans to agree to the foregoing indemnification and contribution obligations.

(e)          The indemnification, exculpation, and other protections and provisions in this Section 6.02 shall survive the termination of this Agreement or the resignation of the Master Servicer or the Subservicer.

Section 6.03.      Representations and Warranties.

(a)          The Subservicer hereby represents, warrants and covenants to the Master Servicer that as of the date hereof:

(i)                             The Subservicer is duly organized, validly existing and in good standing under the laws of the state of its organization and is in compliance with the laws of each jurisdiction in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

(ii)                          The execution and delivery of this Agreement by the Subservicer and its performance and compliance with the terms of this Agreement do not (A) violate the Subservicer's organizational documents, (B) constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, or other material instrument to which the Subservicer is a party or which is applicable to it or any of its assets or (C) violate any law, rule, regulation, order, judgment or decree to which the Subservicer or its property is subject, which, in the case of either of clause (B) or (C), does or is likely to materially and adversely affect either the Subservicer's ability to perform its obligations hereunder or its financial condition;

(iii)                       The Subservicer has the full corporate power and authority to enter into and consummate all transactions to be performed by it as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(iv)                      This Agreement, assuming due authorization, execution and delivery by the Subservicer and, assuming due authorization, execution and delivery by the Master Servicer, constitutes a valid, legal and binding obligation of the Subservicer, enforceable against it in accordance with the terms of this Agreement, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium

19

and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) as to rights of indemnification hereunder, by considerations of public policy;

(v)                         The Subservicer is not in violation of, and the execution and delivery of this Agreement by the Subservicer and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Subservicer's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Subservicer to perform its obligations hereunder or the financial condition of the Subservicer;

(vi)                       No litigation is pending or, to the best of the Subservicer's knowledge, threatened against the Subservicer that would prohibit the Subservicer from entering into this Agreement, or, in the Subservicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Subservicer to perform its obligations under this Agreement or the financial condition of the Subservicer;

(vii)                   Each officer and employee of the Subservicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance and the fidelity bond maintained by the Subservicer in the amounts and with the coverage required by PSA Section 3.08 or the Subservicer self-insures for such errors and omissions coverage in compliance with the requirements of PSA Section 3.08;

(viii)                No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal or state law for the execution, delivery and performance by the Subservicer of, or compliance by the Subservicer with, this Agreement or the Subservicer's consummation of any transactions contemplated hereby, other than (A) such consents, approvals, authorizations, orders, qualifications, registrations, filings or notices as have been obtained, made or given prior to the actual performance by the Subservicer of its obligations under this Agreement or (B) where the lack of such consent, approval, authorization, order, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Subservicer under this Agreement;

(ix)                        The Subservicer is not an Affiliate of the Trustee and is not a Prohibited Party; and

(x)                           The Subservicer is not a Risk Retention Affiliate of the Third Party Purchaser.

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(b)            The Master Servicer hereby represents, warrants and covenants that as of the date hereof:

(i)                             The Master Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and the Master Servicer is in compliance with the laws of each jurisdiction in which a Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement or the PSA;

(ii)                          The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement do not (A) violate the Master Servicer's organizational documents, (B) constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, or other material instrument to which the Master Servicer is a party or which is applicable to it or any of its assets or (C) violate any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, which, in the case of either of clause (B) or (C), does or is likely to materially and adversely affect the Master Servicer's ability to perform hereunder or its financial condition;

(iii)                       The Master Servicer has the full power and authority to enter into and consummate all transactions to be performed by it as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(iv)                      This Agreement, assuming due authorization, execution and delivery by the Subservicer, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms of this Agreement, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)                         The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Master Servicer to perform its obligations hereunder or the financial condition of the Master Servicer;

(vi)                      No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer that would prohibit the Master Servicer from entering into this Agreement, or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Master

21

Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer; and

(vii)                    No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal or state law for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the Master Servicer’s consummation of any transactions contemplated hereby, other than (A) such consents, approvals, authorizations, orders, qualifications, registrations, filings or notices as have been obtained, made or given prior to the actual performance by the Master Servicer of its obligations under this Agreement or (B) where the lack of such consent, approval, authorization, order, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Master Servicer under this Agreement.

The foregoing representations and warranties shall survive the execution and delivery of this Agreement. Upon discovery by either the Master Servicer or the Subservicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.

ARTICLE VII.

SUBSERVICER TERMINATION EVENTS; TERMINATION

Section 7.01.      Subservicer Termination Events

(a)          “Subservicer Termination Event”, wherever used herein with respect to any Subservicer, means any one of the following events:

(i)              any failure by the Subservicer to remit to the Subservicer Accounts, or to remit to the Master Servicer, any amount required to be so remitted by the Subservicer pursuant to and in accordance with this Agreement, which failure continues unremedied for one (1) Business Day following the date on which such deposit or remittance was required to be made; or

(ii)             any failure on the part of the Subservicer duly to observe or perform in any material respect any of the other covenants or obligations which continues unremedied for a period of twenty (20) days (or (A) three (3) Business Days in the case of the Subservicer's obligations contemplated by PSA Article X or (B) ten (10) days in the case of a failure to pay the premium for any Insurance Policy required to be forced placed hereunder or such reasonable shorter period of time (not less than one (1) Business Day) as is necessary to avoid the commencement of foreclosure proceedings for any lien relating to unpaid real estate taxes or assessments or a lapse in any required insurance coverage) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by the Master Servicer, provided, however, if such failure with a twenty (20) day cure period is capable of being cured and the Subservicer is

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diligently pursuing such cure, such twenty (20) day period shall be extended for an additional twenty (20) days (provided that the Subservicer has commenced to cure such failure within the initial twenty (20) day period and has certified that it has diligently pursued, and is continuing to pursue, a full cure); provided, further, however, that such extended period shall not apply to the obligations regarding Exchange Act reporting contemplated by PSA Article X; or

(iii)           any breach on the part of the Subservicer of any representation or warranty contained in Section 6.03 hereof, which materially and adversely affects the interests of any Certificateholders or Serviced Companion Loan Noteholders (excluding the holder of any Non-Serviced Companion Loan) and which continues unremedied for a period of twenty (20) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Subservicer by the Master Servicer, provided, however, if such breach is capable of being cured and the Subservicer is diligently pursuing such cure, such twenty (20) day period shall be extended for an additional twenty (20) days (provided that the Subservicer has commenced to cure such failure within the initial twenty (20) day period and has certified that it has diligently pursued, and is continuing to pursue, a full cure); or

(iv)           a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Subservicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of forty-five (45) days; or

(v)             the Subservicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Subservicer, or of or relating to all or substantially all of its property; or

(vi)           the Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(vii)         KBRA (or, in the case of Serviced Companion Loan Securities, any Companion Loan Rating Agency) has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or Serviced Companion Loan Securities, as applicable, or (B) placed one or more Classes of Certificates or Serviced Companion Loan Securities, as applicable, on “watch status” in contemplation of a ratings downgrade or withdrawal (and such qualification,

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downgrade, withdrawal or “watch status” placement shall not have been withdrawn by KBRA (or, in the case of Serviced Companion Loan Securities, any Companion Loan Rating Agency, as applicable), within forty-five (45) days of such event) and, in the case of either of clause (A) or (B), publicly citing servicing concerns with the Subservicer as the sole or material factor in such rating action; or

(viii)        the Subservicer is no longer rated at least “CPS3” from Fitch as a Subservicer, and the Subservicer is not reinstated to at least that rating within sixty (60) days of delisting; or

(ix)            a Servicer Termination Event (as defined in the PSA) by the Master Servicer under PSA Section 7.01 which Servicer Termination Event occurred as a result of the failure of the Subservicer to perform any obligation required hereunder; or

(x)              the failure of the Subservicer to comply with any of the requirements under Sections 3.05, 3.06, 3.07 and 3.08 of this Agreement applicable to such Subservicer, including the failure to deliver any reports or certificates at the time such reports or certifications are required under Sections 3.05, 3.06, 3.07 and 3.08, which failure continues for one (1) day after notice thereof; or

(xi)            the failure of Subservicer to comply with any of the requirements under PSA Article X applicable to Subservicer, including the failure to deliver any reports or certificates at the time such report or certification is required under PSA Article X and (y) the failure of Subservicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any other series of certificates offered by the Depositor;

then, and in each and every case, so long as a Subservicer Termination Event shall not have been remedied, the Master Servicer may, by notice in writing to the Subservicer, in addition to whatever rights the Master Servicer may have at law or in equity, including injunctive relief and specific performance, immediately terminate all of the rights and obligations of the Subservicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, subject to Section 7.02 hereof, without the Master Servicer incurring any penalty or fee of any kind whatsoever in connection therewith. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Subservicer Termination Event. On or after the receipt by the Subservicer of such written notice of termination from the Master Servicer, all authority and power of the Subservicer in this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer, and the Subservicer agrees to cooperate with the Master Servicer in effecting the termination of the Subservicer's responsibilities and rights hereunder, including, without limitation, the remittance of funds and the transfers of the Subservicing Files as set forth in Section 7.02. Notwithstanding the foregoing, upon any termination of the Subservicer, the Subservicer will be entitled to receive all accrued and unpaid Subservicing Fees and Additional Subservicing Compensation through the date of termination.

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(b)          Upon discovery by the Subservicer of any Subservicer Termination Event (but regardless of whether any notice has been given as provided in this Agreement or any cure period provided herein has expired), the Subservicer shall give prompt written notice thereof to the Master Servicer.

(c)           The Master Servicer may waive in writing any default by the Subservicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 7.02.      Termination of Agreement.

(a)          This Agreement shall be terminated with respect to any Subservicer:

(i)               pursuant to PSA Section 3.01(c) or Section 7.01 hereof, if the Master Servicer elects to terminate the Subservicer following a Subservicer Termination Event;

(ii)             at the Depositor's request (to the extent the Depositor has a right to request termination under the PSA) pursuant to Section 7.01 hereof or PSA Section 3.01(c);

(iii)            upon resignation by the Subservicer as provided in Section 6.01 hereof;

(iv)            with respect to any Mortgage Loan, in the event such Mortgage Loan is substituted, purchased or repurchased pursuant to PSA Sections 2.03, 3.09, 3.10, 3.16 or 9.01;

(v)             if the Master Servicer's responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee or successor master servicer, and the Trustee or successor master servicer exercises its right to terminate the Subservicer pursuant to PSA Section 3.01(c). For the avoidance of doubt, this Agreement shall constitute a "Sub-Servicing Agreement" as defined under the PSA and Subservicer shall be deemed a “Mortgage Loan Seller Sub-Servicer” as defined under the PSA; or

(vi)            if the Subservicer is a servicer as contemplated by Item 1108(a)(2) of Regulation AB, promptly following the Subservicer being or becoming a Risk Retention Affiliate of the Third Party Purchaser.

(b)           Pursuant to PSA Section 3.01(c), the Trustee and any successor master servicer shall assume this Agreement and (i) the Subservicer’s rights and obligations under this Agreement shall expressly survive a termination of the Master Servicer’s servicing rights under the PSA; provided that this Agreement has not been terminated in accordance with the provisions hereunder; (ii) any successor master servicer, including, without limitation, the Trustee (if it assumes the servicing obligations of the Master Servicer) shall be deemed to automatically assume and agree to this Agreement without further action upon becoming the successor master servicer and (iii) the

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PSA may not be modified in any manner which would increase the obligations or limit the rights of the Subservicer hereunder and/or under the PSA, without the prior written consent of the Subservicer (which consent shall not be unreasonably withheld). For the avoidance of doubt, if this agreement is assigned to or assumed by any other entity performing subservicing duties, this Agreement may be terminated by the Trustee or successor master servicer with or without cause and pursuant to PSA Section 3.01(c).

(c)          Termination pursuant to this Section or as otherwise provided herein shall be without prejudice to any rights of the Master Servicer or the Subservicer which may have accrued through the date of termination hereunder. In connection with any such termination, the terminated Subservicer shall (i) remit all funds in the related Subservicer Accounts to the Master Servicer or such other Person designated by the Master Servicer, net of accrued Subservicing Fees and Additional Subservicing Compensation through the termination date which are due and payable to the Subservicer, (ii) deliver all related Subservicing Files to the Master Servicer or to Persons designated by the Master Servicer, and (iii) fully cooperate with the Master Servicer to effectuate an orderly transition of the servicing of the related Mortgage Loans. All rights of the terminated Subservicer relating to the following after such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement or termination of the Trust: (y) indemnification pursuant to Section 6.02; and (z) the payment of its Subservicing Fees and Additional Subservicing Compensation which in any such case accrued under the terms of this Agreement on or before the date of such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.01.      Rating Agency Communications.

(a)          Except as required by the PSA or by law, the Subservicer shall not provide any information directly to, or communicate with, either orally or in writing, any Rating Agency or any NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates or Mortgage Loans, including, but not limited to, providing responses to inquiries from a Rating Agency or NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates and requests for Rating Agency Confirmation. All such information will be provided by, and all such communications, responses and requests will be made by, the Master Servicer in accordance with the procedures required by the PSA. To the extent that the Master Servicer is required to provide any information to, or communicate with, any Rating Agency or NRSRO in accordance with its obligations under the PSA and such information or communication is regarding the Mortgage Loans or the subservicing by the Subservicer under this Agreement, the Subservicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations. None of the foregoing restrictions in this Agreement shall prohibit or restrict oral or written communications, or providing information, between the Subservicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Subservicer, (ii) such Rating Agency’s or NRSRO’s approval of the Subservicer as a commercial mortgage master, special or primary

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servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Subservicer’s servicing operations in general; provided, that the Subservicer shall not provide any information relating to the Certificates or the Mortgage Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless (x) Mortgagor, property and other deal specific identifiers are redacted; or (y) the Subservicer has in fact previously provided such information to the 17g-5 Information Provider and does not provide such information to such Rating Agency until the earlier of (A) receipt of notification from the 17g-5 Information Provider that such information has been posted to the 17g-5 Information Provider’s Website and (ii) after 12:00 p.m. on the first Business Day following the date it has provided such information to the 17g-5 Information Provider.

(b)         The Subservicer hereby expressly agrees to indemnify and hold harmless the Master Servicer and its respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons, and the Trust Fund (each, an “Indemnified Party”), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, pursuant to a third-party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses, which for the avoidance of doubt include reasonable attorney's fees and expenses related to the enforcement of this indemnity) arise out of or are based upon the Subservicer’s breach of this Section 8.01 (including, without limitation, a determination by a Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Exchange Act Rule 17g-5(a)(3), but solely to the extent such determination is caused by a breach of this Section 8.01 by the Subservicer), and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.

Section 8.02.      Amendment.

This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and may be amended from time to time by the Master Servicer and the Subservicer only by written agreement executed by the party or parties against whom the enforcement of such amendment is sought. Master Servicer shall not consent to any modification to the PSA in any manner which would increase the obligations or limit the rights of the Subservicer under the PSA or under this Agreement without the prior consent of the Subservicer (which consent shall not be unreasonably withheld).

Section 8.03.      Governing Law; Waiver of Jury Trial; Submission to Jurisdiction.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK,

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WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

(b) TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY ASSIGNMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY ASSIGNMENT.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING SUCH CLAIMS IN ANY SUCH COURT; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 8.04.      Notices.

All demands, notices and communications hereunder shall be in writing and addressed in each case as follows:

(a)          if to the Subservicer:

by U.S. Mail at:

Berkadia Commercial Mortgage LLC

323 Norristown Road, Suite 300

Ambler, Pennsylvania 19002

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Attention: Executive Vice President – Servicing

Facsimile number: (215) 328-3478;

with a copy to:

Berkadia Commercial Mortgage LLC

323 Norristown Road, Suite 300

Ambler, Pennsylvania 19002

Attention: General Counsel;

Email: Legalnotices@berkadia.com;

Risk.Compliance.Controls@berkadia.com;

CashManagedLoansGroup@berkadia.com;

ReconciliationsUnit@Berkadia.com;

Berkadia.CMBSInvReporting@berkadia.com;

Surveillance@berkadia.com

and, with respect to notices under Article VII of this Agreement, all of the foregoing email addresses as well as Mark.mccool@berkadia.com

with a copy to: Katie Schwarting: KSchwarting@seyfarth.com

(b)           if to the Master Servicer:

by U.S. Mail at:

Midland Loan Services, a Division of PNC Bank, National Association

P.O. Box 25965

Shawnee Mission, KS 66225-5965

Attention: Executive Vice President - Division Head

Facsimile No.: 1-888-706-3565

Email: NoticeAdmin@midlandls.com and

MLSSubservicergroup@midlandls.com

or by delivery to:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin, Suite 300

Overland Park, KS 66210

Attention: Executive Vice President - Division Head

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street NW, Suite 700

Washington, DC 20201

Attn: Lisa A. Rosen; Tom Dugan

Email: lisarosen@eversheds-sutherland.com; tomdugan@eversheds-

                                   sutherland.com

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Any of the above-referenced Persons may change its address, facsimile or email address for notices hereunder by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices hereunder if personally delivered, mailed by certified or registered U.S. mail, postage prepaid, return receipt requested, or sent by overnight courier or telecopy. Any notice required to be delivered under this Agreement may be provided electronically (including by electronic mail); provided, however, any notice provided by electronic mail shall not be considered delivered until receipt of such electronic mail is confirmed by the Subservicer or Master Servicer, as applicable; provided, further that any automated electronic mail response shall not fulfill the confirmation requirement of this sentence.

(c)          To the extent that any demand, notice or communication hereunder is given to any Subservicer by a Responsible Officer of the Master Servicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Master Servicer with respect to such communication, and any Subservicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication. To the extent that any demand, notice or communication hereunder is given to the Master Servicer by a Responsible Officer of any Subservicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Subservicer with respect to such communication, and the Master Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.

Section 8.05.      Consistency with PSA and Any Applicable Intercreditor Agreement; Severability of Provisions.

This Agreement shall be subject to the provisions of the PSA and any applicable Intercreditor Agreement, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable or shall be determined to be inconsistent with the PSA or any applicable Intercreditor Agreement, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.06.      Inspection and Audit Rights.

The Subservicer agrees that, on reasonable prior notice, it will permit any representative of the Master Servicer, during the Subservicer's normal business hours, reasonable access at its principal servicing offices to examine all books of account, records, reports and other documents of the Subservicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by accountants selected by the Master Servicer, and to discuss matters relating to the Mortgage Loans with the Subservicer's officers and employees.

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Section 8.07.      Protection of Confidential Information.

The Subservicer shall keep confidential and shall not divulge to any party, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans, the Mortgaged Properties or the Mortgagors except to the extent that the Subservicer provides prior written notice to the Master Servicer and (a) it is appropriate for the Subservicer to do so (i) in working with legal counsel, auditors, other advisors, taxing authorities or other governmental agencies, (ii) in accordance with Accepted Subservicing Practices or (iii) when required by any law, regulation, ordinance, court order or subpoena or (b) the Subservicer is disseminating general statistical information relating to the mortgage loans being serviced by the Subservicer (including the Mortgage Loans) so long as the Subservicer does not identify the owner of the Mortgage Loans or the Mortgagors.

Section 8.08.      Binding Effect; No Partnership; Counterparts.

Subject to Section 6.01 hereof, with respect to the Subservicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Subservicer shall be rendered as an independent contractor for the Master Servicer. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 8.09.      Third Party Beneficiaries.

The Trustee for the benefit of the Certificateholders and the related Companion Loan Noteholder (if applicable) and the Trustee (as holder of the Lower-Tier Regular Interests) is a third party beneficiary under this Agreement; provided, however, neither the Trust nor the Trustee (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder in accordance with PSA Sections 3.01(c) and 7.02), shall have any duties under this Agreement or any liabilities arising from this Agreement.  Further, except to the extent such persons is the Subservicer, none of the Operating Advisor, the Certificate Administrator, the

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Special Servicer, any successor special servicer, any Risk Retention Consultation Party or any Certificateholder (or the related Companion Loan Noteholder, if applicable) shall have any duties under this Agreement or any liabilities arising herefrom.

Section 8.10.      Article and Section Headings.

The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

Section 8.11.      Non-Solicitation.

Without the prior written consent of the Subservicer (or as discussed below), the Master Servicing Group (as defined below) shall not disclose to any Person employed by the Master Servicer or an Affiliate thereof that is part of a business unit that originates or refinances mortgage loans any information that the Master Servicing Group has received or obtained or generated or is otherwise in its possession as a result of its acting as Master Servicer under the PSA (collectively, “MS Lending Group”). In addition, without the prior written consent of the Subservicer (or as discussed below), the MS Lending Group shall not take any direct action, nor will it direct a third party to take any action, to refinance or solicit the refinancing of any Mortgage Loan except in performance of its duties as Master Servicer or the Special Servicer under the PSA. For purposes of this Section 8.11, the “Master Servicing Group” shall mean the business unit of the Master Servicer that is in the business of master servicing and/or primary servicing commercial mortgage loans that are in securitizations. Notwithstanding the foregoing, the following shall not constitute violations of this Section 8.11: (i) dissemination of information or reports as contemplated by the PSA, (ii) promotions undertaken by the Master Servicer or any member of the Master Servicer Group or MS Lending Group which are directed to commercial mortgage loan borrowers, originators and mortgage brokers generally, which promotions, in each case, are based upon information that has been acquired from a source other than the Master Servicing in connection with its duties as Master Servicer under the PSA, including, without limitation, commercially acquired mailing lists or information generally available in the public domain, (iii) actions taken in connection with serving the refinancing needs of a Mortgagor who, without such solicitation by the MS Lending Group as described in the second preceding sentence, contacts the MS Lending Group in connection with the refinance of such Mortgage Loan, or (iv) actions taken or communications made by the Master Servicing Group in connection with the servicing of Mortgage Loans or the sale or refinance of a Specially Serviced Loan or REO Property.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the Master Servicer and the Subservicer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

MIDLAND LOAN SERVICES, A DIVISION OF PNC
BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Eckels
Name:	David A. Eckels
Title:	Senior Vice President

(“Master Servicer”)

[SIGNATURE PAGE AND MORTGAGE LOAN

SCHEDULES FOR THE SUBSERVICER TO FOLLOW]

Berkadia-Midland Subservicing Agreement– Midland Signature Page– BMARK 2024-V5

BERKADIA COMMERCIAL MORTGAGE LLC

By:	/s/ Mark E. McCool

Name: Mark E. McCool

Title: Executive Vice President

(“Subservicer”)

Berkadia-Midland Subservicing Agreement– Berkadia Signature Page– BMARK 2024-V5

Mortgage Loan Schedules

Mortgage Loans contributed to the Trust:

Property Name	Mortgage Loan Seller	Principal Balance	Subservicing Fee Rate (basis points)	Midland Loan Numbers	Berkadia Loan Numbers
Highland Multifamily Portfolio	CREFI	$75,000,000	3.00	Pending	11271520

Berkadia-Midland Subservicing Agreement – BMARK 2024-V5 – Mortgage Loan Schedule

EXHIBIT “A”

(Day One Report)

(see attached)

A-1

Subservicer Name:
Deal Name:
Reporting Period:

DAY ONE REPORT

Midland Loan #	Sub Loan #	Beg. Scheduled Prin Bal	Actual Paid To Date	Scheduled Principal Balance	Prepayment Penalty	Prepayment Date	Scheduled Interest Payment	Scheduled Principal Payment	Scheduled P&I	Servicing Fee Rate	Servicing Fee	Net Remittance

TOTALS:

EXHIBIT “B”

(Inspection Reports)

(see attached)

B-1

MBA Standard Inspection Form
Version: 3.03

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Inspection Report Tabs and Scope presets

Basic Inspection	Fannie Mae Inspection
Repairs Verification	Freddie Mac Inspection

Select Report Tabs to be shown based on the scope of the inspection

General Info	Mgmt Interview	Senior Housing Supplement
Physical Condition & DM	Multifamily	Hospitals
Photos	Fannie Mae Assmt Addendum	Rating Scale Tabs
Rent Roll	FRE Assmt Addendum	MBA Ratings
	Repairs Verification	Fannie Mae Ratings

MBA Rating Scale Definitions

1

● New or like new condition

● All major building components are new or like new

● All vacant units/space are rent ready & reflect the highest current market standards

● No Deferred Maintenance items (only Routine Maintenance)

● No Life Safety or code violations exist

● Positive impact to marketability

● Deferred Maintenance and Life Safety – No actions are required

2

● Above average condition for the property’s age and market, minimal wear and tear

● All major building components in functional condition

● All vacant units/space are rent ready or in the process of being made rent ready

● No Deferred Maintenance items (only Routine Maintenance)

● No Life Safety or code violations exist

● No impact to marketability

● Deferred Maintenance and Life Safety – No actions are required

3

● Normal condition for the property’s age and market, general wear and tear.

● All major building components in functional condition

● Most vacant units or space are rent ready or in the process of being made rent ready

● No/minor Life Safety or code violations exist

● No impact to marketability

● Deferred Maintenance and Life Safety - Appropriate actions are planned or in progress

4

● Deteriorating condition for the property’s age and market

● A building component is not in fully functional condition

● Few rent-ready units or space

● Limited major Deferred Maintenance and/or numerous minor Deferred Maintenance items

● Some Life Safety or code violations exist

● Negative impact to marketability

● Deferred Maintenance and Life Safety - Actions are not addressed as quickly as required and/or further action is necessary, additional monitoring may be appropriate

5

● Inferior conditions

● Multiple building components non-functional

● Vacant units or space are in poor to down condition

● Severe Deferred Maintenance items

● Multiple Life Safety or code violations exist

● Negative impact to marketability

● Deferred Maintenance and Life Safety – No Action taken and/or further action is necessary – additional monitoring is appropriate

Not Applicable	No components exist (therefore, no rating is possible)
Not Accessible

● No component was visible due to inability to view the condition based on access, Life Safety, weather conditions or other blockages.

● Deferred Maintenance items can not be determined based on lack of access. Further action or review may be required.

Refer to the MBA Reference Guide for Commercial and Multifamily Property Inspection Reports for more information.

Copyright 2008-2018 Mortgage Bankers Association, Washington, DC

Fannie Mae Rating Scale Definitions

1

No concerns observed. No further action required.

● Excellent condition; typically newer property or property with recent major rehab/significant investment

● No observed or reported Deferred Maintenance issues

● No Life Safety issues observed

● Superior RM practices that are extending the RUL of systems and components

● Capital needs are addressed; major components and systems are like new, in excellent condition and high probability they will significantly exceed the loan term

2

Some minor issues noted. Limited follow-up required.

● Very Good/Good condition with isolated and relatively minor issues that are unlikely to negatively impact operations and can be addressed in-house

● No/minor Life Safety issues observed

● Isolated or minor Deferred Maintenance can be addressed in-house and/or at limited expense

● Proactive RM practices ensuring good overall system performance and functionality

● Majority of capital needs are being addressed, property performance does not appear to be impacted; components and systems in good condition and very likely will exceed the loan term

3

Overall declining condition or isolated deterioration. Documented follow-up required.

● Average to Fair condition; requiring investment

● Some Life Safety issues observed requiring immediate attention; but no capital expenditure

● Deferred Maintenance of heightened concern; likely not addressed in house

● Some reactive RM practices impacting a limited number of components requiring attention

● Critical capital needs are being addressed as needed, but additional capital required to maintain asset quality and system functionality; RUL of major systems/components may not meet or exceed the loan term

4

Substantial issues noted. Documented follow-up with possible action plan required.

● Deteriorated overall conditions, substandard materials and practices, or major issues have not been addressed since prior inspection; requiring significant investment

● Life Safety issues observed that require immediate attention and possible capital expenditure

● Substantial Deferred Maintenance affecting major/several property areas/systems, requiring significant investment

● Reactive RM practices that do not address concerns in a timely manner

● Some critical capital needs are not being addressed, and property performance may be negatively impacted; very likely that the RUL of major systems/components will not meet or exceed the loan term

5

Severe Deferred Maintenance observed. Follow-up and substantial action plan required.

● Unacceptable overall conditions. Widespread neglect or casualty event; condition materially impacts marketability. Functionality of systems and components is compromised.

● Significant Life Safety issues requiring capital expenditure

● Excessive Deferred Maintenance affecting multiple areas/property systems, requiring significant investment; impacting collateral value

● Inadequate RM practices that do not ensure reasonable functionality of the property systems and components and may impact collateral value

● Major and pervasive issues with major components and systems; critical capital needs are not being addressed, property performance is being impacted and RUL of major systems/components has been exceeded

Not Applicable	No components exist (therefore, no rating is possible)
Not Accessible

● No component was visible due to inability to view the condition based on access, life safety, weather conditions or other blockages.

● Deferred Maintenance items can not be determined based on lack of access. Further action or review may be required.

Refer to the MBA Reference Guide for Commercial and Multifamily Property Inspection Reports for more information.

Copyright 2008-2018 Mortgage Bankers Association, Washington, DC

General Info

MBA Standard Inspection Form

General Information

Subject Property
Property Name		Overall Property Rating	Rating Scale	MBA
Property Address
Street Address 2		Inspection Date / Time	/
Property City		Primary Property Type
State/Zip/Country	/	Secondary Type

Servicer and Loan Information
Servicer Name		Owner of Loan
Loan Number		Investor Number
Property ID		Investor Loan Number
Servicer Inspection ID		Addt’l ID #1 (editable)
Original Loan Amount		Addt’l ID #2 (editable)
Loan Balance (UPB)
Loan Balance Date		Asset Manager Name	/
Asset Manager Phone
Report Reviewed By	/	Asset Manager Email

Inspection Scheduling Contact Information		Inspector Information
Contact Company		Inspection Company
Contact Name	/	Inspector’s Name	/
Contact Phone		Inspection Co. Phone
Contact Email		Inspector’s ID

Management Company Information / On-Site Contact
Company Name		Phone Number
On-Site Contact	/	Mgmt Interview
Role or Title		Length of time at property
Mgmt Affiliation		Mgmt company change since last inspection

Servicer and Inspector Comments

Lender’s or Servicer’s General Comments or Instructions to Inspector for Subject Property:

Property Inspector’s General Comments or Suggestions to Lender or Servicer on the Subject Property:

Property Profile and Occupancy
Number of Buildings	Annual Occupancy
Number of Floors	Annual Turn Over
Number of Elevators	Rent Roll Obtained
Number of Parking Spaces	Rent Roll Date

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	4

General Info

Year Built	Is Property Affordable Housing?
Year Renovated		Percentages

Unit of Measurement Used	Total Percent Occupied
Number of Units/Rooms/Beds	Total Inspected

Occupied Space	Occupied Units Inspected
Vacant Space	Vacant Units Inspected

Total Square Feet (Gross)
Total Square Feet (Net / Rentable)	If any Dark or Down space, describe:

Is there any Dark space?
Is there any Down space?
Number of Down Units/Rooms/Beds

Property Offers Rental Concessions?	Describe:
Franchise Name	Franchise change since last inspection?

Operations and Maintenance plans (O&M)
Plans such as, but not limited to, Operations and Maintenance, Moisture Management and Environmental Remediation.

	List of O&M Plan(s) Required in Loan Documents	Management Aware of Plan?	Plan Available?
1

Specify additional O&M plans, and/or describe any observed O&M plan non-compliance.

Capital Expenditures

	Repairs, Replacements or Capital Improvements within the past 12 or future 12 months.	Identified Cost	Status
1

Neighborhood and Site Comparison Data

Top 2 Major Competitors		Percent Use
1. Name or Type	Single Family
Distance	Multifamily
Commercial
2. Name or Type	Industrial
Distance	Undeveloped	100%

Is the area declining or distressed?
Is there any new construction in the area?

Describe area, visibility, access, surrounding land use & overall trends (including location in relation to subject N, S, E, W)

Additional Collateral Description Information

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	5

Physical Condition & DM

MBA Standard Inspection Form

Physical Condition Assessment and Deferred Maintenance
Curb Appeal
Comparison to Neighborhood; First Impression / Appearance
Rating	Trend

Inspector Comments

Site
Property Appearance; Signage; Ingress / Egress; Landscaping; Site Lighting; Parking Lot; Striping; Garage / Carports; Irrigation System; Drainage; Retaining Walls; Walkways; Fencing; Refuse Containment & Cleanliness; Hazardous Material Storage
Rating	Trend

Inspector Comments

Building / Mechanical Systems
HVAC; Electrical; Boilers; Water Heaters; Fire Protection; Sprinklers; Plumbing; Sewer; Solar Systems; Elevators / Escalators; Chiller Plant; Cooling Towers; Building Oxygen Systems; Intercom System; PA System; Security Systems
Rating	Trend

Inspector Comments

Building Exteriors
Siding; Trim; Paint; Windows; Exterior Entry Ways; Stairs; Railings; Balconies; Patios; Gutters; Downspouts; Foundations; Doors; Façade; Structure (Beam/Joist)
Rating	Trend

Inspector Comments

Building Roofs
Roof Condition; Roof Access; Top Floor Ceilings; Shingles / Membrane; Skylights; Flashing; Parapet Walls; Mansard Roofs
Rating	Trend

Inspector Comments

Occupied Units / Space
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Rating	Trend

Inspector Comments

Vacant Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Rating	Trend

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	6

Physical Condition & DM

Inspector Comments

Down Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements / Attics
Down Units	Trend

Inspector Comments

Interior Common Areas
Mailboxes; Reception Area; Lobby; Food Courts; Dining Areas; Kitchen; Halls; Stairways; Meeting Rooms; Public Restrooms; Storage; Basement; Healthcare Assistance Rooms; Pharmacy / Medication Storage; Nurses Station
Rating	Trend

Inspector Comments

Amenities
Pool; Clubhouse; Gym; Laundry Area / Rooms; Playground; Wireless Access; Restaurant / Bar; Business Center; Sport Courts; Spa; Store; Media Center
Rating	Trend

Inspector Comments

Environmental
Reported spills or leaks; Evidence of spills or leaks; Evidence of distressed vegetation; Evidence of mold; Evidence of O&M non- compliance
Rating	Trend

Inspector Comments

Exterior - Additional description of the property conditions:

Interior - Additional description of the property conditions:

	Deferred Maintenance Items (0)		Life		Estimated
	Identify Item and Describe Condition (including location)	Rating	Safety	Photo	Cost
1

		Total Estimated Cost:			$

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	7

Photos

MBA Standard Inspection Form

Photos (0)

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	8

Rent Roll

MBA Standard Inspection Form

Rent Roll

Rent Roll Attached	(Select One)
Rent Roll Summary Attached
Single Tenant Property	Lease expires:
Hospitality Property	YTD ADR:	RevPAR:	ADO:

Largest Commercial Tenants
	Tenant Name	Expiration	Sq. Ft.	%NRA	Annual Rent	Rent/Sq. Ft.
1
2
3
4
5

Rent Roll

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	9

Mgmt Interview

MBA Standard Inspection Form

Management Information & Interview

Management Company Name		Phone Number
Name of Information Source	/	Email Address
Role or Title of Information Source		Length of time at property
Management Affiliation		Mgmt change from last inspection

Neighborhood and Rental Market

In your opinion, how does the property perform compared to similar properties in the area?

In your opinion, what is the average percentage of vacancy in similar properties in the area?

What is the current average rent paid in the area ($ per square foot/units/beds)?

How does the current vacancy compare to last year at this time?

In your opinion, explain the reason for any variance on vacancy, and rents between the market and the subject property:

Any change to a major employer in the area, or major commercial/retail operation in the area?

If yes, describe:

	Amount of the last rental increase		Number of Administration Employees
	Date of last rental increase		Number of Maintenance Employees

Utilities		Tenant Profile
	Heat at the Property		Corporate
	Water at the Property		Military
	Electric at the Property		Seasonal
	Gas at the Property		Seniors
	Trash at the Property		Students
	Cable at the Property	100%	Other

Property Events

In the past 12 months, has there been any key employee turnover or any key employee replaced?

In the past 12 months, have there been any fires, significant water intrusion or other property damage?

If yes, explain the location on the property, costs associated, any insurance claims submitted, resolution and leaseability:

In the past 12 months, to the best of your knowledge, have any code violations been received?

If yes, please describe the violation, the costs associated, and any resolution or outstanding issues:

Is the property undergoing any significant rehab/construction?

If yes, explain the location, size and estimated costs:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	10

Mgmt Interview

Any change or violations of a Franchise Agreement or License(s)?

If yes, please explain any change or violation, costs and any resolution or outstanding issues:

To the best of your knowledge, are there any lawsuits pending that may negatively impact the property?

If yes, please explain:

If a Co-op, has the corporation had the need to use special assessments to cover expenses?

If yes, please explain:

Are there units or corporate leases for the purposes of home sharing (home sharing can be defined as short-term (<1 month) rentals generally marketed through an online platform such as Airbnb) ?

If yes, please explain:

Other Information and Management Evaluation Comments:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	11

Multifamily

MBA Standard Inspection Form

Multifamily, Mobile Homes, Cooperative Housing, Student Housing

Any Commercial Units?
If yes, how many?
Number Commercial units Inspected:

Multifamily Unit Breakdown					Status by unit type
		Units of	Avg. Square	Avg. Monthly	Non-
Bedrooms	Baths	this type	Feet / Unit	Rent	Occupied	Revenue	Vacant	Down	Inspected

Totals:		0			0	0	0	0	0
General Info:		0			0		0	0	0

Detailed Report of Units Inspected:					0	0	0	0	0

Detailed Report of Units Inspected (0)

	Unit Number	Bedrooms	Baths	Square Feet	Asking Rent	Current Use	Overall Condition
1
2
3
4
5
6
7
8
9
10

General Comments:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	12

Fannie Mae Assmt Addendum

MBA Standard Inspection Form

Fannie Mae Assessment Addendum

Limitations of Field Assessment

Did you experience any of the following limitations to performing this field assessment: (Choose Yes/No)

Management unavailable for interview?
Management experience on the property is less than six months?

Occupied units were unavailable for assessment, or the total number of units available (occupied or unoccupied) was insufficient?

Significant portions of the common areas, amenities or basements, etc. were unavailable for assessment?

Snow was covering most exterior areas (parking lots, roofs, landscape areas)?
Other Limitation

Limitation Comment:

Comprehensive Property Assessment Ratings

Life Safety
Comment:

Deferred Maintenance
Comment:

Routine Maintenance
Comment:

Capital Needs
Comment:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	13

Fannie Mae Assmt Addendum

Level/Volume of issues noted and appropriate follow-up recommendations

Comment:

Overall Property Rating:
Additional Comments

Seller/Servicer Certification	Date:

First Name:
Last name:
Title:
Phone Number:
Email Address:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	14

FRE Assmt Addendum

MBA Standard Inspection Form

Physical Inspection Additional Questions

1.	Are any deferred maintenance items outstanding from the last inspection?

If Yes, please specify items that remain outstanding and include impact of outstanding items on overall property appeal and condition:

2.	Was a harmful environmental condition observed which is not covered by an existing O&M plan (such as mold)?

If Yes, please discuss below:

3.	Is the property out of compliance with any applicable ADA requirements?
If Yes, please discuss below:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	15

Repairs Verification

MBA Standard Inspection Form

Subject Property		Inspection Scheduling Contact Information
Property Name		Contact Company
Property Address		Contact Name	/
Street Address 2		Contact Phone
Property City		Contact Email
State/Zip/Country	/
Inspection Company
Servicer Name		Inspector’s Name	/
Loan Number		Inspection Co. Phone
Primary Property Type		Inspection Date / Time	/

Expected percentage completed:		Overall observed percentage completed:

Repairs Verification

General description of improvements and summary comments:

Verification Items (0)
	Item Description and Location	Inspector Comments	Photo	Repair Status

1

2

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	16

Senior Supplement

MBA Standard Inspection Form

Name of Operator:
Senior Housing Supplement

Part I: Physical Inspection

Indicate condition of seniors housing components below. Any identified repair costs are strictly for seniors housing components and should not have already been identified on the Physical Condition/DM tab.

Site (Seniors)

Bus-Van-Handicapped Parking; Building Accessibility; Outdoor Activity Area; Generator

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Interior Common Areas (Seniors)

Healthcare Assistance Rooms; Pharmacy/Medication Storage; Nurses Station; Bathing Assistance Areas; Employee Restroom; Facility Furniture; Kitchen; Pantry-Supplies Storage; Common/Private Dining Areas

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Amenities (Seniors)

Television-Sitting Areas; Exercise-Wellness Room; Game-Entertainment Room; Library-Reading Room; Craft-Activity Room; Beauty/Barber Shop; Sundry Shop; Family-Meeting Area; Garden; Wheelchairs-Walkers

Current Condition	Inspector Comments
Trend
Repair Cost
Life safety

Total Repair Cost

Part II: Resident Rooms/Occupancy

Types of Services Provided	Yes / No / N/A	Total # of units	# of Units Currently Occupied	Total # of Beds	# of Beds Currently Occupied	Resident Payor Type
Independent Living
Congregate Care Retirement Community (CCRC)
Assisted Living
Alzheimer’s/Memory Care
Skilled Nursing
Other (specify )

Total:
Occupancy %:

Unit mix comment:
Does the current unit mix comply with the unit
mix specified in the Mortgage?

How many days does it take to turn a resident
unit? Explain if more than 2 days.

How many units are currently being prepared for re-tenanting?

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	17

Senior Supplement

Part III: Resident Services
Indicate which services are included in resident’s basic fee and frequency of service, where applicable.
Resident Services	Yes / No / N/A	Frequency	Comments
24-hour nursing care
Physician service
Medication assistance
Specialized dietary services
Meals
Regular health assessments
Scheduled transportation
Unscheduled transportation
Social and activity programs
Housekeeping
Laundry service
Safety & Security	Yes / No / N/A	Comments
Exit doors alarmed
Wandergard/Elopement system
Dementia unit secured
	Quantity	Locations
Nurses stations
Meal Service	Yes / No / N/A	Comments
Licensed dietician on staff
Menu choices available
Snacks available
Meals delivered to units
Medication Administration	Yes / No / N/A	Comments
Staff utilizes medication aides
Staff utilizes medication cart
Medication room secured
List staff that is permitted to administer resident medication:

Indicate how resident medication is documented:

Direct Care Personnel (Staff on Duty)	Day	Evening	Night	Comments
RN’s
LPN’s
Other
Administrative Personnel

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	18

Senior Supplement

Part IV: Management
Are there written Policies & Procedures in place for the following:
Inspector’s Discussion with Management Staff
	Yes / No / N/A	Comments
ADA & Fair Housing
Contracting & purchasing
Emergency evacuation
Employee performance
Incident reporting
Resident care
Transferring resident to/from assisted living
Transferring resident to/from health care facility

Property Budget	Yes / No / N/A	Comments
Property annual budget (attach copy)
Planned capital improvements in next 12 months

Property Staffing	Yes / No / N/A	If Yes, how often?
Scheduled meetings with staff
Scheduled meetings with residents
Social & Activities program for residents
Employee training opportunities

Estimated Annual Employee Turnover	Annual Turnover	Staffing experience of key personnel	Years Experience
Direct care givers		Administrative/Executive Director
Administrative personnel		Head Care Giver/Resident Assistant

List any key employee turnover (such as Executive Director, Director of Marketing, Director of Social Activities, Director of Resident Care, Head Chef.)

Inspector’s Comments on Management Performance
Staff interaction with residents:

Appearance of residents/suitability for time of day:

Attire and demeanor of staff:

Overall cleanliness of facility; any odors present:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	19

Senior Supplement

Part V: Marketing

Inspector’s Discussion with Marketing Staff	Yes / No / N/A	Comments
Is there a written marketing plan?
Potential resident list/waiting list?
Networking with religious organizations, hospitals, etc.?
Marketing material distribution/outreach?
Are telemarketing or other marketing tools used?
Property brochure and application (attach copy)
Resident handbook (attach copy)
Model unit available?
Rent concessions?

Number of marketing personnel
Combined years experience of marketing personnel

How do the unit design, square footage, and amenities compare with comparable seniors housing properties in this market?

Competitor Analysis
Name of Facility	# of units	Type of Property	Name of Operator

Part VI: Regulatory Compliance

Regulatory / Licensing Agency
Name of Regulatory or Licensing Agency
Regulatory Agency Contact Person
Expiration Date of Operating License

Regulatory / Licensing Agency Inspection
Date of Last Agency Visit

Purpose of Visit	Yes / No / N/A	Comments
Certification/Licensure
Life/Safety
Follow-up
Other (describe)
Were deficiencies cited?
Were non-monetary penalties assessed?
Were monetary penalties/fines assessed?
Agency considers property in compliance?

Copy of regulatory agency’s report received?
Copy of operator’s plan of correction received?

Were any of the corrective actions related to the resident care and/or criminal background checks?

If yes, what is the plan(s) of correction and status of such corrective actions?

Changes in Regulatory Oversight?	Yes / No / N/A	Comments
Staffing Requirements
Physical Design
Health & Safety Codes
Government Subsidies

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	20

Senior Supplement

Reimbursement Programs

Other Required Property Licenses	Yes / No / N/A	Expire Date	Comments
Commercial Kitchen/Food & Beverage Permit
Commercial Vehicle
Elevator
Third Party Healthcare
Other (describe)

Miscellaneous

Are there any material violations, lawsuits or judgments against any licensed professional employed by the operator?

Are there any material violations, lawsuits or judgments against any other personnel at the property?

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	21

Hospitals

MBA Standard Inspection Form

Hospitals, Dedicated Healthcare, & Dedicated Nursing Homes

General Property Information
Total Number of Beds	New Patients Currently being Accepted
Number of Beds Occupied	Admission Waiting Period
% Occupied	Proximity to a Hospital

Level of Care Breakdown

Unit Type	Total Beds	Total Beds Occupied	Total Units	Total Units Occupied	Avg. Square Feet / Unit	Monthly Rent	Beds Vacant

Totals:	0	0	0	0			0

Administrator’s Name	/	Length of Time at Property
Director of Nursing’s Name	/	Length of Time at Property

Direct Care Staff Numbers				Comments
Nurses - RNs
Nurses - LPNs
Other Direct Care
Non Direct Care Personnel

Total Staff:	0	0	0

Regulatory / Licensing Agency Information

Name of the Agency	Contact Person /
Expiration Date of Operating License	All Licenses Current
Date of last Medicare inspection	Property Medicare Certified
Date of last Medicaid inspection	Property Medicaid Certified

Please describe any violations, costs associated, resolution or outstanding issues:

Property Condition

Handrails in the halls	Exits clearly marked
Grab bars present in rest rooms	Intercom System
Staff interacts well with residents	Generator Function
Facility looks and smells clean

Additional description of any safety or deficiency issues observed:

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	22

Hospitals

Down Units (List the unit #)

Detailed Report of Units Inspected

	Unit Number	Bedrooms	Baths	Square Feet	Asking Rent	Current Use	Overall Condition
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28

Copyright 2008-18 Mortgage Bankers Association, Washington, DC	23

EXHIBIT “C”

(Form of Quarterly Servicing Certifications)

Subservicer:

Pursuant to the Subservicing Agreement(s) listed on Attachment 1 hereto, between Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, and the above referenced Subservicer, we certify with respect to each loan serviced by us on behalf of Midland Loan Services, a Division of PNC Bank, National Association that as of the quarter ending ____________________ except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the Mortgaged Properties, ground rents payable with respect to the Mortgaged Properties, if any, which would be delinquent if not paid, have been paid.

All required insurance policies are in full force and effect on the Mortgaged Properties in the form and amount and with the coverage required by the loan documents.

On all required insurance policies, the loss payee is in the name of Master Servicer.

All UCC financing statements have been renewed prior to expiration.

All reserves are maintained and disbursed in accordance with the loan documents and no expired reserves exist.

Any notice or confirmation received from the issuer of a letter of credit for any loan has been delivered to Master Servicer in accordance with the related Subservicing Agreement.

Lockboxes are being serviced in accordance with loan documents.

To the best of our knowledge, all required loan documents, third party reports and underwriting files are complete and all applicable loan documents have been properly assigned to the Trust.

There has been no change to Subservicer’s entity-level organizational structure nor any transfer of Subservicer’s servicing rights.

Subservicer has performed all required covenant testing and has completed and submitted all reports required pursuant to Section 3.01 of the Subservicing Agreement and Section 3.13 of the PSA.

EXCEPTIONS (please identify the applicable securitization and loan number for each exception):

Servicing Officer	Date

C-1

ATTACHMENT 1

SUBSERVICING AGREEMENTS

1.	Subservicing Agreement, dated as of ________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)
2.	Subservicing Agreement, dated as of ________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)
C-2

EXHIBIT “D”

(Remittance Reports)

(see attached)

D-1

TRANSACTION NAME:
SUBSERVICER:
FOR DISTRIBUTION DATE:

MASTER SERVICER #	SUBSERVICER LOAN #	BORROWER NAME	BEGINNING BALANCE	PAYMENT AMOUNT	PRINCIPAL AMOUNT	INTEREST AMOUNT	SERVICE FEE	NET INTEREST	NET REMITTANCE	ENDING BALANCE	PAYMENT DATE

TOTALS

EXHIBIT “E”

(Form of Performance Certification)

I, [identity of certifying individual], hereby certify to the Master Servicer and its officers, directors and Affiliates (collectively, the “Certification Parties”) as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with an officer of the Master Servicer delivering a certification to the Depositor concerning the Master Servicer as required pursuant to the Pooling and Servicing Agreement in connection with the certification concerning the Trust to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

1.       I (or Servicing Officers under my supervision) have reviewed the servicing and other information required to be provided by the Subservicer in accordance with the Subservicing Agreement for inclusion in the annual report on Form 10-K for the period ended December 31, 20[__] (“Form 10-K”) and all information required to be provided by the Subservicer in accordance with the Subservicing Agreement for inclusion in all reports on Form 10-D and Form 8-K required to be filed in respect of the period covered by the Form 10-K of the Trust (collectively, with the Form 10-K, the “Reports”) (such information provided by the Subservicer, collectively, the “Subservicer Periodic Information”);

2.       Based on my knowledge, the Subservicer Periodic Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Form 10-K;

3.       Based on my knowledge, all of servicing and other information required to be provided by the Subservicer under the Subservicing Agreement for inclusion in the Reports for the period covered by the Form 10-K is included in the Subservicer Periodic Information;

4.       I (or Servicing Officers under my supervision) am responsible for reviewing the activities performed by the Subservicer under the Subservicing Agreement and based on my knowledge and the compliance review conducted in preparing the Subservicer compliance statement required to be delivered under Sections 3.05, 3.06, 3.07 and 3.08 of the Subservicing Agreement for inclusion in the Form 10-K under Item 1123 of Regulation AB, and except as disclosed in the Subservicer Periodic Information, the Subservicer has fulfilled its obligations under the Subservicing Agreement in all material respects;

5.       The accountants that are to deliver the annual attestation report on assessment of compliance with the Relevant Servicing Criteria in respect of the Subservicer with respect to the Trust’s fiscal year _____ have been provided all information relating to the Subservicer’s assessment of compliance with the Relevant Servicing Criteria in order to enable them to conduct

E-1

a review in compliance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board; and

6.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities applicable to the Subservicer (the “Relevant Servicing Criteria”) and the related attestation reports on assessment of compliance with the Relevant Servicing Criteria required under the Subservicing Agreement to be delivered for inclusion in the Form 10-K in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18, have been delivered in accordance with the Subservicing Agreement. All material instances of noncompliance with the Relevant Servicing Criteria have been disclosed in such reports and such assessment of compliance is fairly stated in all material respects.

This Certification is being signed by me as an officer of the Subservicer responsible for reviewing the activities performed by the Subservicer under the Subservicing Agreement.

Dated:

Name:
Title:

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EXHIBIT “F”

(Form of Mortgagee Clause for Insurance Policies)

The mortgagee clause for insurance policies should be as follows:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, on behalf of Computershare Trust Company, N.A., as Trustee, for the benefit of the Holders of Deutsche Mortgage & Asset Receiving Corporation, Benchmark 2024-V5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V5, as their interests may appear.

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EXHIBIT “G”

(Form of Account Certification)

Securitization:
Sub Servicer:
New Account	Change of Account Information

Indicate purpose of account (check all that apply):

Principal & Interest
Taxes & Insurance
Reserves (non-interest bearing)
Reserves (interest bearing)

Deposit Clearing
Disbursement Clearing
Suspense

Account Number:
Routing Number:
Account Name:

Depository Institution (and Branch):

Name:
Street:
City, State, Zip:

Rating Agency:

Rating:

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:

Signature:

Telephone:	Fax:

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EXHIBIT “H”

(Form of Monthly Accounts Certification)

Subservicer: __________________________

Pursuant to the Subservicing Agreement(s) listed on Attachment 1 hereto, between Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, and the above-named Subservicer, I certify with respect to each transaction serviced by us, as noted above, for Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, that all Subservicer Accounts have been properly reconciled within 30 days prior to the date of this certification and the reconciliations have been reviewed and approved by Subservicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date

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ATTACHMENT 1

SUBSERVICING AGREEMENTS

1.	Subservicing Agreement, dated as of _________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)
2.	Subservicing Agreement, dated as of _________ __, 20__, by and between Master Servicer and Subservicer. (Commonly known as SERIES 20__- __)

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